UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): June 9, 2026
Klaviyo, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41806 (Commission File Number)	46-0989964 (IRS Employer Identification Number)
125 Summer Street, 6th Floor, Boston, MA		02110
(Address of Principal Executive Offices)		(Zip Code)

(617) 213-1788
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Series A common stock, par value $0.001 per share	KVYO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On June 9, 2026, Klaviyo, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) virtually via live audio webcast. The stockholders of the Company voted on the following three proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2026:

Proposal One: Election of Directors

The Company’s stockholders elected each of Jennifer Ceran, Chano Fernández, and Susan St. Ledger to serve as a Class III director of the Company’s board of directors, each to hold office until the Company’s annual meeting of stockholders in 2029 and until their successor is duly elected and qualified, or until their earlier death, resignation, or removal. The results of such vote were as follows:

Nominee	For	Withhold	Broker Non-Votes
Jennifer Ceran	1,491,231,986	21,503,416	25,244,610
Chano Fernández	1,510,072,875	2,662,527	25,244,610
Susan St. Ledger	1,509,767,602	2,967,800	25,244,610

Proposal Two: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Votes
1,494,346,600	18,300,389	88,413	25,244,610

Proposal Three: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of such vote were as follows:

For	Against	Abstain
1,537,384,843	428,789	166,380

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 9th day of June, 2026.

KLAVIYO, INC.

By:	/s/ Amanda Whalen
Name:	Amanda Whalen
Title:	Chief Financial Officer